UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2024

SIENTRA, INC.

(Exact name of registrants as specified in its charters)

Delaware	001-36709	20-5551000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3333 Michelson Drive, Suite 650 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

805-562-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 28, 2024, Sientra, Inc., a Delaware corporation (the “Company”), entered into that certain Amendment No. 2 to Temporary Waiver and Exchange Agreement and Temporary Amendment to Facility Agreement (the “New Temporary Waiver Amendment”), which further amended that certain Temporary Waiver and Exchange Agreement, dated as of October 30, 2023, by and among the Company, as borrower, certain of the Company’s subsidiaries from time to time party thereto, as guarantors, and Deerfield Partners, L.P., as agent and lender (“Deerfield”), which was disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2023 (the “Original Temporary Waiver”) and that certain Amendment No. 1 to Temporary Waiver and Exchange Agreement, dated January 15, 2024, which was disclosed by the Company in a Current Report on Form 8-K filed with the SEC on January 16, 2024 (the “Previous Temporary Waiver Amendment” and together with the New Temporary Waiver Amendment and Original Temporary Waiver, the “Temporary Waivers”) in connection with that certain Amended and Restated Facility Agreement, dated as of October 12, 2022 (as so amended and restated, and as the same may be further amended, modified, restated or otherwise supplemented from time to time from time to time, including as temporarily amended by the Temporary Waivers, the “Facility Agreement”) by and among the Company, as borrower, certain of the Company’s subsidiaries from time to time party thereto, as guarantors, and Deerfield.

The New Temporary Waiver Amendment (i) extends, subject to certain conditions as set forth in the Original Temporary Waiver, the previous waiver period included in the Previous Temporary Waiver Amendment, which spanned from October 30, 2023 to January 28, 2024, to February 11, 2024 (the “Amended Waiver Period”) and (ii) provides that, solely during the Amended Waiver Period, the minimum cash balance covenant contained in Section 6.10(b) of the Facility Agreement is temporarily reduced from $8,000,000 to $5,000,000.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are made only as of the date of this Current Report on Form 8-K. The words “believe,” “may,” “might,” “could,” “will,” “aim,” “estimate,” “continue, “anticipate,” “intend,” “expect,” “plan,” “position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. Forward-looking statements may include information concerning the Company’s ability to comply with the terms of the Facility Agreement, including financial covenants, both during and after any waiver period, and/or obtain any additional waivers of any terms of the Company’s Facility Agreement to the extent required, the Company’s unaudited financial information for the third quarter ended September 30, 2023, the Company’s possible or assumed future results of operations, including descriptions of the Company’s revenues, operating expense, profitability, outlook and overall business strategy, the Company’s ability and timing to successfully integrate the Viality™ with AuraClens™ fat transfer system and SimpliDerm® human Acellular Dermal Matrix into its existing operations, the reception of plastic surgeons to the Company’s products, the Company’s ability to expand into aesthetic applications outside of breast procedures, the Company’s ability to add additional products and strategic partnerships, the Company’s ability to capture additional market share and customer accounts in the plastic surgery market, and the Company’s ability to obtain and execute on any strategic alternatives. Such statements are subject to risks and uncertainties, including the audit of the Company’s financial statements which audit is not yet complete and the numbers presented here could differ from the final audited financial statements presented by the Company, the Company’s ability to recapture delayed procedures resulting from the COVID-19 pandemic and other macroeconomic pressures, the positive reaction from plastic surgeons and their patients to the Company’s products, the ability to meet consumer demand including any potential supply issues resulting from the COVID-19 pandemic or the war in Ukraine, the growth of the plastic surgery market and breast procedures, and the ability of the Company to execute on its commercial, operational, marketing, research and development and regulatory plans, and the Company’s ability to obtain and execute on any strategic alternatives. Additional factors that could cause actual results to differ materially from those contemplated in this Current Report on Form 8-K can be found in the Risk Factors section of Sientra’s public filings with the Securities and Exchange Commission. All statements other than statements of historical fact are forward-looking statements. The words “believe,” “may,” “might,” “could,” “will,” “aim,” “estimate,” “continue, “anticipate,” “intend,” “expect,” “plan,” “position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, and such estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection or forward-looking statement. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in the Company’s business.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 To Temporary Waiver and Exchange Agreement and Temporary Amendment to Facility Agreement, dated as of January 28, 2024, among Sientra, Inc., the other loan parties party thereto and Deerfield Partners, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 29, 2024	SIENTRA, INC.

	By:	/s/ Ronald Menezes
Ronald Menezes
President and Chief Executive Officer

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